Exhibit 13.1

Certification Pursuant to 18 U.S.C. Section 1350,

as Adopted Pursuant to Section 906 Of The Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Daniel de Boer, the Chief Executive Officer, and Jurriaan Dekkers, the Chief Financial Officer, of ProQR Therapeutics N.V. (the “Company”), hereby certify, that, to their knowledge:

(1) The Annual Report on Form 20-F for the year ended December 31, 2022 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 29, 2023

By:		/s/ Daniel de Boer
	Name:	Daniel de Boer
	Title:	Chief Executive Officer
(Principal Executive Officer)

By:		/s/ Jurriaan Dekkers
	Name:	Jurriaan Dekkers
	Title:	Chief Financial Officer
(Principal Financial Officer)